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                                     Defined
                                  Asset FundsSM

                              Select Ten Portfolio



                                     [LOGO]



                                                              A Defined
                                                              Strategy for
                                                              Total Return




                                                 [ML LOGO]        Merrill Lynch



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SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE
COMPLICATED--UNLESS YOU HAVE A STRATEGY.

Maybe you've heard of "The Dow Ten" or even "The Dogs of the Dow," However you refer to it, this contrarian strategy of investing each year in the ten highest dividend-yielding stocks of the Dow Jones Industrial Average* (DJIA) looks for value by selecting established stocks whose prices may be depressed. After all, to a contrarian investor, bad news can be good news, and unfavorable developments may create special opportunities.

The Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the DJIA for about one year (the "Strategy"). When a Portfolio ends, you may choose to reinvest your proceeds into the next Portfolio, if available, or you can redeem your investment. Although this is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Hypothetical Results

We analyzed the Strategy to see how it could have performed. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 13 and the S&P 500 Index* in 12 of the last 26 years, and would have produced a loss in five of those years.

Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.



             Series From Inception
                Through 12/31/98                                     Most Recently
          (including annual rollovers)                            Completed Portfolio
     Inception        Series         Return                 Period            Series       Return
-------------------------------------------            ------------------------------------------

5/17/91                  B            15.84%            5/27/97-6/30/98          B          11.29%
1/3/92                   A            15.00             1/27/97-2/27/98          A          18.90
9/1/92                   C            18.63             9/22/97-10/23/98         C           6.79
7/22/96                  3            19.45             7/28/97-8/28/98          3           1.59
11/1/96                  5            13.48            11/10/97-12/18/98         5           6.66



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

1/2/97                   J            11.84             1/2/97-1/30/98           J          12.87
2/25/97                  1             8.92             2/25/97-3/27/98          1          19.38
4/28/97                  2            14.33             4/28/97-6/5/98           2          24.49
9/3/97                   4             9.37             9/3/97-10/2/98           4           2.02


The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Defining Your Risks

Please keep in mind the following facts when considering this investment:

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

--------
         * Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc.


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


o Owning units of this Portfolio may result in annual federal, state and local taxes, much of which can be deferred by rolling over into the next portfolio. Please consult your tax advisor.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 invested 1/1/73 through 12/31/98

[A mountain chart compares the hypothetical past performance of the Strategy (ochre) from 1/1/73 through 12/31/98, the Dow Jones Industrial Average (DJIA)
(pink), and the S&P 500 Index (purple). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 12/31/98. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 12/31/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($468,607), the ending value of the DJIA ($250,890), and the ending value of the S&P 500 Index ($263,820).]


For the 25 years ending 12/31/98, these figures would have been: Strategy $483,520, DJIA $288,778, and S&P 500 Index $309,140.

Past performance of the Strategy is no guarantee of future results of any Portfolio. Results shown represent price changes plus dividends reinvested at year ends, and do not reflect deduction of any commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each following year) and estimated expenses. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

Act Now!

You can get started with the Select Ten Portfolio for about $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select Ten Portfolio, including sales charges, expenses and risks. Please read it carefully before you invest or send money.


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The information in this mailer is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This mailer is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.



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